PIMCO Funds
Supplement Dated August 21, 2026, to the
International Bond Funds Prospectus dated August 1, 2026, as supplemented from time to time (the “Prospectus”), and the Statement of Additional Information dated August 1, 2026, as supplemented from time to time (the “SAI”)
Disclosure Related to the PIMCO Emerging Markets Full Spectrum Bond Fund (the “Fund”)
Effective October 20, 2026, PIMCO Emerging Markets Full Spectrum Bond Fund is re‑named PIMCO Emerging Markets Opportunities Fund. Therefore, effective October 20, 2026, all references to PIMCO Emerging Markets Full Spectrum Bond Fund in the Prospectus and SAI are replaced with PIMCO Emerging Markets Opportunities Fund.
Effective October 20, 2026, the ninth sentence of the second paragraph of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:
In addition, the Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) rated at least Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality; however, there is no minimum credit rating applicable to the Fund’s investments economically tied to emerging market countries.
Effective October 20, 2026, the first sentence of the third paragraph of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:
The Fund may obtain foreign currency exposure (from non‑U.S. dollar-denominated securities or currencies) without limitation.
Additionally, effective October 20, 2026, the second bullet point of the “Investment Restrictions – Non‑Fundamental Investment Restrictions – Currency Hedging” section of the Fund’s SAI is deleted and replaced with the following:

•	The PIMCO Emerging Markets Opportunities Fund may obtain foreign currency exposure (from non‑U.S. dollar-denominated securities or currencies) without limitation.
Investors Should Retain This Supplement for Future Reference
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